Share-based compensation - Weighted average assumptions (Detail)	12 Months Ended
	Oct. 31, 2021 yr $ / shares	Oct. 31, 2020 yr $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share price at grant date | $ / shares	$ 104.86	$ 104.80
Risk-free interest rate	0.48%	1.64%
Expected dividend yield	4.59%	3.90%
Expected share price volatility	14.00%	13.00%
Expected life of option | yr	6	6